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                                                                    EXHIBIT 10.4

            LOAN/MORTGAGE-SECURITIES MASTER PARTICIPATION AGREEMENT


                                      I.

     THIS AGREEMENT is made in the State of Alabama between COLLATERAL MORTGAGE, LTD., herein called the "Seller," and NEW SOUTH FEDERAL SAVINGS BANK, herein called the "Buyer," for mutual considerations herein evidenced.

                                      II.

     This Agreement, under which the Seller hereby agrees to sell and Buyer hereby agrees to buy from Seller an undivided participating ownership of the loans and mortgage-backed securities hereinafter and from time to time called "loans," identified in the Participation Certificate issued pursuant hereto from time to time in the form attached hereto as "Exhibit A," the percentage of the principal amount of loans sold, the identification of the loans, the price, and the interest to be paid to the Buyer all as stated in the Participation Certificates, shall govern the sale and transfer by Seller to Buyer of such participating interests in such loans, and the Seller's responsibilities for servicing and other incidents of the resulting participation ownerships thereof, and the representations and warranties made by Seller herein are made for the benefit of the Buyer and are intended to be binding upon Seller whether or not it services the loans itself.

                                     III.

     Seller hereby represents and warrants that all loans described by any Participation Certificate issued under this Agreement are owned by it, having been made or acquired by it pursuant to and consistent with applicable law and regulations including, but not by way of limitation, the Truth-in-Lending Act of 1968 and the regulations issued pursuant thereto; that Seller is authorized to sell such participation interests; that such participating interests are eligible under this Agreement for purchase; that Seller has in its possession all instruments representing each such loan, and it agrees upon request, to deliver a copy of same to Buyer. Seller further represents and warrants that each loan is current as to scheduled periodic payments; that no such loan is pledged as collateral for any loan or other purpose in excess of any participation interest being retained by Seller; and that all representations as to each such loan are true and correct, including the amount due, as of the date of such Participation Certificate. Notwithstanding any provision contained in the Agreement, however, it is agreed that the sale by Seller to Buyer of a participating interest in any loan pursuant to this Agreement shall be without recourse.

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                                      IV.

     Buyer represents that each such participation interest acquired shall be acquired for its own account and not with a view to the distribution thereof. Participation interests in loans subject to this Agreement shall be transferable only upon the books and records of the Seller, or its designee, and no participation interest in any loan subject to this Agreement shall be sold in an amount which represents less than 10% interest in the outstanding balance of such loan. After each sale and transfer of a participating interest in a loan pursuant to this Agreement, the interest owned by Buyer, any retained interest owned by Seller, and any other participating interest in the same loan shall be ratably concurrent and none shall have any priority over the other and Seller, thereafter, will continue to hold legal title to such loan as trustee for the owner or owners of the respective participation interest therein. It is further agreed that Seller, as trustee, shall not assign its responsibilities under this Agreement nor transfer legal title to such loans except in accordance with Clause XV hereof.

                                      V.

     Seller agrees to be responsible for seeing to it that all of the appropriate notices and all other acts necessary to perfect title in Buyer as to the ownership of the respective participation interest in said loans are given or done and for preserving all rights in said loans and administering them in all respects consistent with law and regulations and that the same are serviced in a manner consistent with good practices and shall be responsible for reporting and remitting to Buyer on or before the 10th of each month interest on the daily outstanding balance of Buyer's investment for the previous month at an interest rate of 8.50% per annum. Seller shall also remit to the Buyer within 10 days of receipt, Sellers prorata share of any prepayment in full of a loan participation sold under this Agreement. Seller is obligated to pay said interest to Buyer regardless of whether interest has been collected by Seller on the underlying loan(s). The interest rate due to the Buyer under this Agreement may be changed at any time and from time to time at the option of the Buyer, upon 15 days written notice by the Buyer to the Seller. Any such change shall not be retroactive. Principal collections shall be reconciled annually as of June 30th of each year. On or prior to August 1 of each year, Seller shall pay to Buyer an amount sufficient to reduce Buyer's investment to a maximum of 90% of the aggregate unpaid principal balance of all loans under this

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Agreement as of the reconciliation date.  Buyer's participation amount is never to exceed 100% of the aggregate principal balance of the underlying loans. Should this ever occur, Seller will immediately remit to Buyer funds sufficient to reduce Buyer's investment to a level below 100% of such aggregate principal balance. Seller shall have the option (but not the obligation) to repurchase any and all loans on which participations have been sold under this Agreement at any time and for whatever reason. Any such repurchase shall be for the outstanding participation balance. Seller is to receive for its fee, including interest on any participation interest it retains in said loans and fees for the servicing of said loans, the remainder of the interest not payable to the Buyer, plus any default or late charges, prepayment charges and other amounts payable by the Borrowers, provided that if less than the entire participation interest represented by the attached Participation Certificate is resold, or if all such interest is resold to more than one buyer, then an additional service fee of Twenty Dollars ($20.00) per month shall be payable by each such subsequent buyer thereof, and such fees shall be deducted by Seller from each monthly remittance to each subsequent buyer. In the event of default in the payment of principal or interest by a loan debtor on any loan hereunder, then as to such loan, remittances of principal or interest to participation owners hereunder required by this Agreement shall still be required. In the event of such default, Seller, at its option, but without obligation to do so, may repurchase each outstanding participation interest hereunder in such loan from each owner thereof on the basis of said owner's pro rata share of the then outstanding balance.

                                      VI.

     In the event of the inability of the Seller to collect any of said loans after exercising reasonable efforts to do so, Seller shall be responsible for giving prompt notice to all participation owners hereunder. All participation owners hereunder shall share ratably in the income and expense incurred pursuant to this clause, including all attorneys' fees and other similar expenses, and Buyer agrees to pay promptly its portion of any such expenses deemed by the Seller to be appropriate and any subsequent buyers of any participation interest represented by the attached Participation Certificate shall also be subject to this requirement. Such amounts which are proper to be capitalized shall be allocated to and be treated as part of the specific mortgages or properties affected.

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                                     VII.

        Seller represents that in undertaking responsibility for performance of the services specified herein as being the responsibility of the Seller, it will exercise the same degree of care that Seller exercises with respect to the servicing and administration of loans for Seller's own account.

        Seller shall be responsible for performing all regular functions normally considered to be a proper incident to servicing loans sold in the secondary mortgage market including, but not limited to, the reporting of interest paid on the underlying loans according to Federal laws and regulations.

                                     VIII.

        It is agreed that Seller and Buyer are not partners or joint venturers, and that Seller is not to act as agent for the Buyer, but is to act in all matters hereunder for the Buyer as an independent contractor, but also as a trustee with fiduciary duties to administer the loans hereunder. It is agreed that Seller has the exclusive right to decide how such loans shall be serviced and what to do and how to do it, when to accelerate the entire balance due on any loan for any reason permissible.

                                      IX.

        Seller, as trustee, shall be responsible for maintaining or requiring the maintenance of a complete set of books and records as to all such loans in which Buyer has acquired a participation interest under the terms of this Agreement, including but not limited to, a record of each receipt and each disbursement, and in addition to being responsible for seeing to it that the customary monthly reports and remittances are furnished each owner of a participation interest hereunder, the Seller shall cause to be made any reasonable special report requested by any such owner. It is agreed that Seller shall hold in trust the loan instruments, and the buyer shall have the right at any reasonable time during normal business hours to examine any and all books, records and documents relating to any loan in which it has a participating interest or relating to any of the matters covered by this Agreement.

                                      X.

        While Seller acknowledges that the interest on its participation shall be the amounts provided for under the terms of this Participation Agreement and that, in addition, it has agreed to be responsible for servicing the loans for such consideration. Nevertheless, it is agreed that any necessary extraordinary services

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which may be proper under this Agreement shall be contracted or done by Seller at its customary cost for such services, provided such cost is reasonable, and that Seller shall be responsible for the prompt billing of each participation owner hereunder for its pro rata share of such expense and such owner shall be required to pay promptly its pro rata share of such extraordinary expenses incurred and billed under this Agreement.

                                      XI.

        It is agreed that Seller, at its discretion, either directly or through a servicer, may make additional voluntary advances on loans in good standing for any purpose pursuant to optional future advance clauses in such loans, and that before the making of any such advance, Seller will offer to negotiate with Buyer regarding the terms of Buyer's participation in the transaction, including the interest to be paid to Buyer with respect to such additional amount advanced and the interest to be received thereon by Buyer, and if no agreement is reached within ten (10) days of Seller's offer to negotiate regarding the terms of the transaction, including the rate to be paid to the Buyer of any such additional advances, Seller may nevertheless make such advance and Buyer need not participate therein. In the case of every advance, a notation shall be made in the books and records required under Clause IX identifying and describing each advance and Buyer's participation or nonparticipation therein, and a copy thereof promptly shall be furnished to Buyer.

                                      XII.

        Pursuant to negotiations, Seller will submit from time to time, at its option, participating interests with the Buyer, and supply Buyer with any information requested with respect to same. When the parties come to an agreement, a Participation Certificate in the form attached hereto as Exhibit A shall be completely filled out and executed by both parties and delivered, and Buyer shall thereupon furnish its check for its participating ownership in the principal amount, as shown by such Participation Certificate.

                                     XIII.

        If, from time to time, any of said loans are endorsed, guaranteed, insured or the obligations thereunder are further secured by other collateral, then it is agreed that Seller will and the Seller is authorized to act for the participants with respect to such matters in the interest of the participants, as their interest may appear, provided that in the event any of said loans are insured or guaranteed by a governmental agency, the Seller will be the mortgagee of record in relation to

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the contract of insurance or guaranty, and the insuror or guarantor shall have no obligation to recognize or deal with any other party except the approved mortgagee of record with respect to the rights, benefits and obligations of the mortgagee under the contract of insurance or guaranty. Seller is authorized to release collateral security other than the real property described in the security instrument, to agree to substitution of personal liability, and to release persons secondarily liable.

        Seller shall have the right, but not the obligation to issue mortgage-backed securities of any type secured by whole loan participations sold to Seller under this Agreement. In the event of such securitization, Seller, at time of issuance of the respective securities shall either repurchase the outstanding participation interests or substitute a like participation interest in the mortgage-backed security issued. The choice of whether to repurchase or substitute shall be the option of the Seller.

                                     XIV.

        It is understood and agreed that either the Seller or Buyer may, without consent of the other, pledge, hypothecate, or transfer its respective ownership interests in loans participations sold under this Agreement to any lender, including specifically the Federal Home Loan Bank, for the purpose of securing financing or advances to it. This clause, however, shall not be constructed in derogation of the right and authority granted Seller under Clauses VI and VIII hereof to satisfy the whole of such loan, or to execute releases under appropriate circumstances, and if required, Buyer will join therein. In the event, however, of the insolvency or bankruptcy of Seller, or an assignment for the benefit of creditors, or the appointment of any public authority of any person in charge of it or its assets, or in the event of the involuntary sale of said loans or advances, it is agreed that the person having the greatest ownership in the loans as reflected on Seller's books and records shall automatically succeed to all rights and responsibilities which Seller may have regarding the servicing of said loans and advances, and have an option to exercise all of the powers hereinabove granted to Seller, and have the option to designate any person or firm, at its discretion, to exercise such powers in a manner consistent with the respective participation interests of all owners hereunder as such interest may appear, and if no one person has a greater participation interest in said loans than any other person, then such successor shall be such owner of a participation interest in the loans as may be designated by

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agreement of the persons whose aggregate participation interests in said loans exceed 50%, or in the event no such agreement is reached within thirty (30) days from the date of any of the above-described causes of Seller's incapacity, then the participation owner designated by the Federal Home Loan Bank of the District in which the Seller is located shall succeed to all such servicing rights and responsibilities. In such event, said loans and advances and all records thereof shall be delivered to the successor of the Seller or its designee, as the case may be, consistent with necessary or proper assignments, transfer and documents of authority. The pro rata shares of each party in interest, including Seller, shall be paid to each party or its legal representative entitled to receive any party's share as hereinabove provided in Clause V.

                                      XV.

     With reference to Buyer's purchase of any loans or participation interests in such loans, this is to certify that on the closing of these loans, Seller properly and fully complied with all disclosures required by Regulation Z and the Federal Truth-in-Lending Act and the Equal Credit Opportunity Act, as and if applicable.

     Seller further hereby agrees to indemnify Buyer and hold it harmless from any loss or expense which it might sustain, including but not limited to attorneys' fees and all other costs of defending or settling any lawsuits resulting from failure on the part of the Seller, or on the part of any attorney, or other persons representing Seller, to comply properly with the requirements of Regulation Z, Federal Truth-in-Lending Act, and the Equal Credit Opportunity Act.

                                     XVI.

     Transactions conducted under this Agreement may be treated by the Buyer as purchases of participations in a pool(s) of loans with documentation requirements in accordance with Section 571.13 of the Rules and Regulations for FSLIC - Insured Institutions. Seller has the right to reflect transactions conducted under this Agreement on its financial records in any fashion so long as none of the terms of this Agreement are violated.

     Seller agrees to provide the following documentation, warranties, reports and access with regard to any and all participations in loans and mortgage-backed securities purchased by the Buyer under this Agreement:

     (1) Access to all loan documentation is to be provided by the Seller under request and without charge to the Federal Home Loan Bank Board, the Federal Savings and Loan Insurance Corporation, or their examiners or Supervisory

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     Agents, and upon request and subject only to reasonable charges incurred in providing such access for Buyer and any other FSLIC insured institution investing in the loan(s);

     (2) The Seller hereby warrants as to each loan to or for the benefit of the Buyer and any other FSLIC insured institution investing in the loan(s) that as of the date participation interests in the loan(s) are first issued:

         (i)   No loan is 30 or more days delinquent;
         (ii) Each loan meets the requirements for investment by the Buyer and any other FSLIC insured institution;
         (iii) There are no delinquent tax or assessment liens or mechanics' liens on any collateral for the loans and the collateral is free of substantial damage and in good repair, and
         (iv)  Each loan complies with all applicable state and Federal laws;
               and

     (3) The Seller agrees, upon request, to provide Buyer and any other FSLIC insured institution investing in the loan(s) a monthly report of loan delinquencies separately indicating the number and aggregate principal amount of loan(s) delinquent one month and two or more months, the book value of any collateral acquired through foreclosure, deed in lieu of foreclosure or other exercise of its security interest in the collateral, and the aggregate dollar amount of loan(s), if any, described in Paragraph 561.15(d) of Subchapter D, Title 12, CFR.


                                     XVII.

     In the event of default by the Seller in any of the terms of this Agreement, Buyer shall have all rights under law including, but not limited to, collection of reasonable attorneys fees and the right to cancel this Agreement or to succeed to the rights of the Seller as outlined in Section XIV as if an insolvency of the Seller had occurred.

                                    XVIII.

     This Agreement shall be governed under the law of Alabama.

                                     XIX.

     This document contains the entire Agreement between the parties hereto and cannot be modified in any respect except by an agreement in writing. The invalidity of any portion of this Agreement shall in no way affect the balance thereof. This Agreement shall remain in effect until the loans referred to are liquidated completely.

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     IN WITNESS WHEREOF, each party has caused its seal to be affixed hereto and this instrument to be signed in its name on its behalf by its proper officials duly authorized on this the 30th day of March, 1988.

                                       COLLATERAL MORTGAGE, LTD.



                                       By   /s/ Charles W. Wall
                                         ---------------------------------
                                            Charles W. Wall
                                       Its  Vice President



                                       NEW SOUTH FEDERAL SAVINGS BANK



                                       By   /s/ William S. Stigler
                                         ---------------------------------
                                            William S. Stigler
                                       Its  Executive Vice President

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